                                 EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 14, 1997 on the consolidated financial statements of Steven Madden, Ltd. and subsidiaries included in the 1996 Annual Report on Form 10-KSB. We also consent to the reference to our firm under the caption "Experts" in the prospectus.



Richard A. Eisner & Company, LLP



New York, New York
October 9, 1997



                                      11